Exhibit 10.5

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

SYDYS CORPORATION

CONVERTIBLE PROMISSORY NOTE

Dated:  September 9, 2009
$3,300

FOR VALUE RECEIVED, the undersigned, Sydys Corporation (“Maker”), promises to pay to the order of Alan Stier ("Lender" or "Holder"), in immediately available funds at the office of Lender at , or at such other location as the Lender may designate in writing from time to time, the principal amount of $3,300 together with interest from the date hereof (computed on the basis of a year of 360 days of twelve 30-day months) on the outstanding principal balance, to be fixed at a rate equal of 6% per annum, in accordance with the following terms:

1.           Terms of Repayment.

(a)           The principal amount of this Convertible Promissory Note (this “Convertible Note”) shall be due and payable in full on the earlier of:  (1) the completion of a 15:1 reverse split of Maker’s common stock and the completion of an equity financing the Maker’s securities of a minimum amount of $100,000, or (2) one year from the date of this Convertible Note (hereinafter the "Maturity Date"), at which time all unpaid interest which has accrued on this Convertible Note shall also be due and payable.  The Maker shall have the right to prepay, at any time and without penalty, the principal amount of this Convertible Note, in whole or in part, together with any accrued but unpaid interest due on such principal amount.

(b)           Interest on the outstanding principal balance of this Convertible Note shall accrue at the rate of 6% per annum.

2.           Transferability.  This Convertible Note and any shares of common stock, $.001 par value per share ("Common Stock"), of Maker issuable upon conversion hereof or in payment of any interest due hereunder may not be offered for sale or sold, or otherwise transferred in any transaction which would constitute a sale thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), unless (i) such security has been registered for sale under the 1933 Act and registered or qualified upon applicable state securities laws relating to the offer and sale of securities; or (ii) exemptions from the registration requirements of the 1933 Act and the registration or qualification requirements of all such state securities laws are available and the Maker shall have received an opinion of counsel that the proposed sale or other disposition of such securities may be effected without registration under the 1933 Act and would not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such opinion and counsel to be satisfactory to counsel to Maker.

3.           Event of Default.  An “Event of Default” under this Convertible Note means the occurrence of any of the following events (whether the reason for such event of default shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body): (i) nonpayment of all principal and interest when and as due under the terms of this Convertible Note; (ii) any other material breach of the terms of this Convertible Note; (iii) the institution of any proceedings by or against Maker under any law relating to bankruptcy, insolvency, reorganization or other form of debtor relief or Maker’s making an assignment for the benefit of creditors, or the appointment of a receiver, trustee, conservator or other judicial representative for Maker or any of its respective properties; or (iv) an event of bankruptcy or insolvency of Maker.  Maker shall receive written notice upon the occurrence of an Event of Default and provided the default is not cured within ten (10) days, with respect to any Event of Default based on non-payment of principal or interest, or within thirty (30) days, with respect to any other Event of Default, of the stated Event of Default, the entire principal and accrued interest under this Convertible Note shall accelerate and become immediately due and payable.

4.           Conversion Feature.  On the Maturity Date, at the option of Lender, the Convertible Note may be converted into shares of the Company’s common stock (“the “Conversion Date”). The number of shares of Common Stock that shall be issuable upon conversion of the Convertible Note shall equal the face amount of the Convertible Note plus any accrued but unpaid interest thereon divided by the Conversion Price (as defined below) in effect on the date the Conversion Notice is given; provided, however, that in the event that this Convertible Note shall have been partially repaid, shares of Common Stock shall be issued pro rata, rounded to the nearest whole share.  No partial share will be issued.  Any partial shares will be rounded to the nearest whole share. Within 5 days after the Conversion Date, Lender shall provide written notice thereof to the Maker of its intent to exercise the Conversion Feature and will return the Convertible Note to the Maker.  Within a reasonable period of time after receipt of the written notice and the Convertible Note, the Maker shall issue and deliver by hand against a signed receipt therefore, by nationally recognized overnight requiring a signed receipt therefore, or by United States registered mail, return receipt requested, to the address provided herein, a stock certificate or stock certificates of the Maker representing the number of shares of Common Stock to which Holder is entitled. The Conversion Price shall be equal to the purchase price of those shares purchased in an equity financing conducted by Maker, subject to adjustment. Except as provided in this Section 4, the holder of the Convertible Note shall have no conversion rights.

5.           Adjustments.  The Conversion Price and the securities into which this Convertible Note is convertible are subject to adjustment from time to time as follows:

(a)           Reorganization, Merger or Sale of Assets.  If at any time while this Convertible Note, or any portion thereof, is outstanding there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation with or into another corporation in which the Maker is not the surviving entity, or a reverse triangular merger in which the Maker is the surviving entity but the shares of the Maker’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Maker’s properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Convertible Note shall thereafter be entitled to receive upon conversion of this Convertible Note the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon conversion of this Convertible Note would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Convertible Note had been converted immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5.  The foregoing provisions of this Section 5(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the conversion of this Convertible Note.  If the per-share consideration payable to Maker for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by Maker’s Board of Directors.  In all events, appropriate adjustment (as determined in good faith by Maker’s Board of Directors) shall be made in the application of the provisions of this Convertible Note with respect to the rights and interests of Maker after the transaction, to the end that the provisions of this Convertible Note shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of this Convertible Note.

(b)           Reclassification.  If Maker, at any time while this Convertible Note, or any portion thereof, remains outstanding, by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Convertible Note exist into the same or a different number of securities of any other class or classes, this Convertible Note shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the conversion rights under this Convertible Note immediately prior to such reclassification or other change and number of shares received upon such conversion shall be appropriately adjusted, all subject to further adjustment as provided in this Section 5.

(c)           Split, Subdivision or Combination of Shares.  If Maker at any time while this Convertible Note, or any portion thereof, remains outstanding shall split, subdivide or combine the securities as to which conversion rights under this Convertible Note exist, into a different number of securities of the same class, the Conversion Price shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

(d)           Adjustments for Dividends in Stock or Other Securities or Property.  If while this Convertible Note, or any portion hereof, remains outstanding the holders of the securities as to which conversion rights under this Convertible Note exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of Maker by way of dividend, then and in each case, this Convertible Note shall represent the right to acquire upon conversion, in addition to the number of shares of the security receivable upon conversion of this Convertible Note, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of Maker that such holder would hold on the date of such conversion had it been the holder of record of the security receivable upon conversion of this Convertible Note on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/or all other additional stock, other securities or property available by this Convertible Note as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

6.           Investment Intent.  Lender, by acceptance hereof, acknowledges that this Convertible Note and the shares to be issued upon conversion hereof are being acquired solely for Lender's own account and not as a nominee for any other party, and for investment, and that Lender will not offer, sell or otherwise dispose of this Convertible Note or any shares to be issued upon conversion hereof except under circumstances that will not result in a violation of applicable federal and state securities laws.  Upon conversion of this Convertible Note, Lender shall, if requested by Maker, confirm in writing, in a form satisfactory to Maker, that the shares so purchased are being acquired solely for Lender's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.  All shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

7.           Notices.

(a)           Whenever the number of shares issuable or the Conversion Price hereunder shall be adjusted pursuant to Section 6 hereof, Maker shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Conversion Price and kind of securities purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to Maker.

(b)           All notices, advices and communications under this Convertible Note shall be deemed to have been given, (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing, addressed as follows:

If to Maker:

Sydys Corporation.
7 Orchard Lane
Lebanon, New Jersey  08833
Attention:  Kenneth J. Koock

With a copy to:

Vincent Vietti, Esquire
Fox Rothschild, LLP
997 Lenox Drive, Building 3
Lawrenceville, NJ  08648

and to the Lender:

Alan Stier
1687 Spyglass Crescent
Delta, British Columbia A1 V4M 4E3 Canada

Either of Maker or Lender may from time to time change the address to which notices to it are to be mailed hereunder by notice in accordance with the provisions of this Section 7.

8.           Amendments.

(a)           Any term of this Convertible Note may be amended with the written consent of the Maker and the Holder.  Any amendment effected in accordance with this Section 8 shall be binding upon the Holder, each future holder and the Maker.

(b)           No waivers of, or exceptions to, any term, condition or provision of this Convertible Note, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

9.           Agreements of Maker.  Maker and any other party now or hereafter liable for the payment of this Convertible Note in whole or in part, hereby severally waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice, filing of suit and diligence in collecting this Convertible Note.

10.           Binding Parties.  This Convertible Note shall bind Maker and its successors and assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns.  All references herein to "Maker" and "Lender" shall be deemed to apply to Maker and Lender, respectively, and to their respective successors and assigns.

11.           Governing Law.  This Convertible Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except that the Nevada Revised Statutes shall apply to the internal corporate governance of Maker.

12.           Section Titles.  The Section titles in this Convertible Note are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Convertible Note.

WITNESS the due execution hereof on the date first above written with the intention that this Convertible Note shall constitute a sealed instrument.

SYDYS CORPORATION

By:	/s/ Kenneth J. Koock
Kenneth J. Koock, President